UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

REAVES UTILITY INCOME FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

REAVES UTILITY INCOME FUND
1625 Broadway, Suite 2200
Denver, CO  80202
(800) 644-5571

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON April 12, 2007

To the Shareholders of Reaves Utility Income Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Reaves Utility Income Fund (the “Fund”) will be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on Thursday, April 12, 2007, at 10:00 a.m., for the following purposes:

1.  Shareholders of the Fund are being asked to elect two (2) Trustees of the Fund, to be elected by the holders of the Fund’s Common Shares and holders of its Auction Market Preferred Stock (“Preferred Shares”), voting separately (PROPOSAL 1); and

2.  To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on February 28, 2007, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees

Edmund J. Burke

President

March 6, 2007

REAVES UTILITY INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

April 12, 2007

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Reaves Utility Income Fund (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held on Thursday, April 12, 2007, at 10:00 a.m., at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, and at any adjournments thereof (the “Meeting”).  A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about March 6, 2007.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of the Bank of New York (“BNY”), the Fund’s transfer agent, ALPS Fund Services, Inc. (“ALPS”) the Fund’s administrator and affiliates of BNY, ALPS or other representatives of the Fund also may solicit proxies by telephone, Internet or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by ALPS.  ALPS will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

THE  FUND’S  MOST  RECENT  ANNUAL  REPORT,  INCLUDING  AUDITED  FINANCIAL STATEMENTS  FOR THE FISCAL  YEAR  ENDED  OCTOBER 31,  2006 IS  AVAILABLE  UPON REQUEST,  WITHOUT CHARGE, BY WRITING TO THE FUND AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203 OR BY CALLING THE FUND AT 800-644-5571 OR VIA THE INTERNET AT WWW.ULTILITYINCOMEFUND.COM.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted “FOR” the proposals listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on February 28, 2007, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has two classes of capital stock: Common Shares (“Common Shares”) and Auction Rate Cumulative Preferred Shares, (“Preferred Shares”) (together with the Common Stock, the “Shares”). The holders of Shares are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date there were                    Common Shares and            Preferred Shares outstanding.

The following table shows, as of the Record Date, the ownership of Common Shares and Preferred Shares by each of the Directors and Executive Officers of the Fund, the Directors and Officers of the Fund as a group and the persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares or Preferred Shares.

Name & Address	Percentage of Shares Held	Total Shares Owned
Common Shares

Merrill Lynch 101 Hudson Street, 9th floor Jersey City, NJ 07302	48.86%	11,078,926

First Clearing, LLC 10700 Wheat First Drive, MCWS1024 Glen Allen, VA 23060	10.08%	2,285,829

A.G. Edwards & Sons, Inc. 1431 Kingsland Ave. Pagedale, MO 63133	5.36%	1,215,062

Preferred Shares

Merrill Lynch 101 Hudson Street, 9th floor Jersey City, NJ 07302	82.88%	7,956

National Financial Services, LLC 200 Liberty Street One World Financial Tower, 5th floor New York, NY 10281	5.93%	569

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1: TO ELECT TWO (2) TRUSTEES OF THE FUND

NOMINEES FOR THE BOARD OF TRUSTEES

The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Robert E. Lee and W. Robert Alexander have both been nominated by the Board of Trustees for a three-year term to expire at the Fund’s 2010 Annual Meeting of Shareholders or until their successors are duly elected and  qualified.

Under the Fund’s Declaration of Trust, Statement of Preferences and the 1940 Act, holders of the Fund’s outstanding Preferred Stock, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Trustees, subject to the provisions of the 1940 Act and the Fund’s Declaration of Trust, Statement of Preferences and By-Laws. The holders of the Fund’s outstanding Preferred Stock would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees if dividends on the Fund’s Preferred Stock are in arrears for two full years. No dividend arrearages exist at this time. Robert E. Lee is a nominee for election as Trustee at the Meeting who will be elected solely by the holders of the Fund’s Preferred Stock.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Nominees named above. Each nominee has indicated that she/he has consented to serve as a Trustee if elected at the Meeting.  If a designated Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS

Set forth in the table below are the Nominees and existing Trustees for election to the Board of the Fund and officers, including information relating to their respective  positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

Non-Interested Trustees/Nominees
Mary K. Anstine Trustee Age: 66	Since 2004*

Trustee/Director of the Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; AV Hunter Trust; Financial Investors Trust; Financial Investors Variable Insurance Trust; and a member of the Advisory Board for the Girl Scouts Mile Hi Council. Formerly President & Chief Executive Officer of HealthONE Alliance; Executive & Vice President of First Interstate Bank of Denver.

Michael F. Holland Trustee Age: 62	Since 2004*

Chairman of Holland & Company. Director, Chairman of the Board, President and Treasurer of Holland Series Fund, Inc. Chairman of the Board and Trustee of State Street Master Funds. Trustee of the China Fund and Scottish Widows Investment Partners Trust.

Robert E. Lee (3)+ Trustee Age: 71	Since 2004***	Director of the following: ING Financial Services – North America; Meredith Corporation. Trustee of Financial Investors Trust and Financial Investors Variable Investment Trust.
Larry Papasan Trustee Age: 66	Since 2004**	Former Director, Chairman and President of Smith & Nephew, (orthopedic division). Trustee of Smith Seckman Reid, Inc., Chairman of Biomemetrics

Therauputics, Trustee of Triumph Bank, Trustee of Cagenix Dental Company, Trustee of Salumedica Orthopedics, Chairman of the Biblical Resource Center & Museum, Former Chairman of the University of Memphis Board of Visitors, Past Chairman of the Lebonheur Foundation, and Board Member of the Memphis Bioworks Foundation.

Interested Trustees(3)
W. Robert Alexander(4) Chairman and Trustee Age: 79	Since 2004***

Chief Executive Officer and Chairman of ALPS until September 30, 2005. Former Vice Chairman of First Interstate Bank of Denver, responsible for Trust, Private Banking, Retail Banking, Cash Management Services and Marketing. A member of the Board of Trustees of the Hunter and Hughes Trusts. Chairman of Financial Investors Trust, Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investors Variable Insurance Trust.

Everett L. Morris (5), + Trustee Age: 78	Since 2004**

Director/Trustee of the Phoenix Funds, a Director of Duff & Phelps Utilities Tax-Free Income Fund and Duff & Phelps Utilities and Corporate Bond Trust. Former Vice President and Director of W.H. Reaves and Co., Inc.

Officers
Edmund J. Burke President Age: 45	Since 2004

President, Financial Investors Trust; President, Financial Investors Variable Insurance Trust; Trustee and President, Clough Global Allocation Fund, Trustee and President, Clough Global Equity Fund; Trustee and President Clough Global Opportunities Fund; Liberty All-Star Equity Fund, Liberty All-Star Growth Fund.

Jeremy O. May Treasurer Age: 36	Since 2004

Mr. May is a Managing Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

Tané T. Tyler Secretary Age: 41	Since 2004	Chief Legal Officer, Assistant Secretary, ALPS Funds Services, Inc. and ALPS Distributors, Inc. since September 2004; Chief Legal Officer, Secretary, ALPS Holdings, Inc. since August 2005;

Chief Legal Officer, Assistant Secretary, ALPS Advisers, Inc., since August 2006; Secretary, Liberty All-Star Equity and Liberty All-Star Growth since December 2006; Secretary, Westcore Funds since February 2005; Secretary, First Fund from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004 — December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

Michael T. Akins Chief Compliance Officer Age: 30	Since 2006

Deputy Chief Compliance Officer of ALPS. Mr. Akins is also Chief Compliance Officer of Financial Investors Trust, Clough Global Allocation Fund, Clough Global Opportunities Fund, and Clough Global Equity Fund. He was also Compliance Officer and Assistant Vice President of UMB Financial Corp., and Account Manager at State Street Corp.

Kim Storms Assistant Treasurer Age: 34	Since 2005	Assistant Treasurer. Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms.

Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund and Financial Investors Trust, Liberty All-Star Equity Fund, and Liberty All-Star Growth Fund; and Assistant Secretary of Ameristock Mutual Fund, Inc.

(1) Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.

(2) The Fund commenced operations on February 24, 2004.  The Fund’s Board of Trustees is divided into three classes, each class serves for a term of three years.  Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.

*	Term expires at the Fund’s 2008 Annual Meeting of Shareholders.
**	Term expires at the Fund’s 2009 Annual Meeting of Shareholders.
***	Term expires at the Fund’s 2007 Annual Meeting of Shareholders.
+	Trustees elected solely by holders of Preferred Stock.

(3) “Interested person” of the Fund as defined in the 1940 Act.

(4) Mr. Alexander is considered to be an “interested person” because of his affiliation with ALPS which acts as the Fund’s sponsor.

(5) Mr. Morris is considered to be an “interested person” because of his affiliation with Reaves which acts as the Fund’s investment advisor.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

Set forth in the table below is the dollar range of equity securities held in the Fund by each of the Fund’s Trustees. Since the Fund is not affiliated or associated with any Fund Complex, the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee and Nominee for election as Trustee is not applicable.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund(1), (2)

W. Robert Alexander	None
Mary K. Anstine	None
Michael F. Holland	$10,001 – 50,000

Robert E. Lee	None
Everett L. Morris	Over $100,000
Larry W. Papasan	$50,001 – 100,000

(1) This information has been furnished by each Trustee and Nominee for election as Trustee as of December 31, 2006.  “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2) Ownership amount constitutes less than 1% of the total shares outstanding.

The Fund pays each Trustee not affiliated with ALPS or Reaves or their affiliates, a quarterly retainer of $3,500 per year plus $1,500 per meeting attended in person and by telephone, together with the Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings.  The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Trustees during the fiscal year ended October 31, 2006, amounted to $80,000.  During the fiscal year ended October 31, 2006, the Trustees of the Fund met four times.  Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he or she is a member.

AUDIT COMMITTEE REPORT

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent auditor’s qualifications, independence and performance.  The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement.  The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Trustees on September 19, 2006. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders.  The independent accountants for the Fund report directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 12, 2006, the Audit Committee reviewed and discussed with management of the Fund and the independent accountants, Deloitte and Touche LLP (“Deloitte”), the audited financial statements of the Fund as of and for the fiscal year ended October 31, 2006, and discussed the audit of such financial statements with the independent accountants.

In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as

currently modified or supplemented.  The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC’s independence rules, delineating relationships between the independent accountants and the Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Fund’s independent accountants.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2006.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Robert E. Lee, Chairman

Mary K. Anstine

Mike E. Holland

Larry W. Papasan

December 12, 2006

The Audit Committee met two times during the fiscal year ended October 31, 2006. The Audit Committee is composed of four of the Fund’s independent (as such term is defined by the American Stock Exchange, Inc.’s listing  standards (the “AMEX Listing Standards”)) Trustees, namely Ms. Mary K. Anstine and Messrs. Mike F. Holland, Robert E. Lee and Larry W. Papasan.

NOMINATING COMMITTEE

The Board of Trustees has a Nominating Committee composed of four independent trustees as such term is defined by the AMEX Listing Standards, namely Ms. Mary K. Anstine and Messrs. Mike F. Holland, Robert E. Lee and Larry W. Papasan. The Nominating Committee did not meet during the fiscal year ended October 31, 2006. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created.  The Nominating Committee will consider Trustee candidates recommended by shareholders.  In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders.

The shareholder recommendation described above must be sent to the Fund’s Secretary c/o ALPS Fund Services, Inc. The Fund’s Nominating Committee has not adopted a charter.  If a charter is adopted in the future, it will be available at the time on the Fund’s website (www.utilityincomefund.com).

Other Board Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders.  No Trustees attended the Fund’s First Annual Meeting of Shareholders in April 2006.

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended October 31, 2006.  Trustees and Officers of the Fund who are employed by ALPS or Reaves receive no compensation or expense reimbursement from the Fund.

Compensation Table For The Fiscal Period Ended October 31, 2006

Name of Person and Position	Aggregate Compensation Paid From the Fund*

W. Robert Alexander, Chairman of the Board and Trustee	None
Mary K. Anstine, Trustee	$20,000
Michael F. Holland, Trustee	$20,000
Robert E. Lee, Trustee	$20,000
Everett L. Morris, Trustee	None
Larry Papasan, Trustee	$20,000

*      Represents the total compensation paid to such persons during the fiscal year ended October 31, 2006, by the Fund.  The Fund is not a member or affiliate of any Fund Complex.

REQUIRED VOTE

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Shares   represented at the Meeting, if a quorum is present.

THE BOARD OF TRUSTEES, INCLUDING THE “NON-INTERESTED” TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

INDEPENDENT REGEISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche (“Deloitte”), LLP 555 17th Street, 36th Floor, Denver, CO 80202, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending October 31, 2007.  The Fund knows of no direct financial or material indirect financial interest of Deloitte in the Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

During and for the fiscal year ended October 31, 2006, Deloitte billed the Fund $27,500 for fees related to the audit of the Fund’s annual financial statements and $8,000 for audit-related services that are typically provided by the accountant in connection with the agreed upon procedures and reports of preferred shares of each Fund.  Deloitte also billed the Fund $3,850 for tax services including the review of the federal and state income tax returns for the fiscal year ended October 31, 2006, review of December dividend distributions, and review for compliance with Rule 89-91.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and service providers controlling, controlled by or under common control with the Fund’s  investment adviser (“affiliates”) that provide on-going services to the Fund (a “Covered

Services Provider”), if the engagement relates directly to the operations and financial  reporting of the Fund.  The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services, his decision(s).  The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the  Audit Committee’s pre-approval responsibilities to other persons (other  than the Adviser or the Fund’s officers).  Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit.  All of the audit, audit-related and tax services described above for which Deloitte billed the Fund fees for the fiscal year ended  October 31, 2006 were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

W. H. Reaves & Company is the Fund’s Adviser and its business address is 10 Exchange Place, Jersey City, New Jersey 07302.

ALPS is the administrator of the Fund and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Trustees, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s Shares, to file reports of ownership and changes in ownership with the SEC and the AMEX and to furnish the Fund with copies of all Section 16(a) forms they file.  Based solely on the Fund’s review of the copies of such forms it receives, the Fund believes that during the calendar year ended 2006, the initial statement of beneficial ownership of securities of Mr. Louis Henry Paternoster, officer of Reaves, Tané T. Tyler, Secretary of the Fund, William Hamlin Reaves, officer of Reaves, Thomas Russell Williams, officer of Reaves and William Avrum Ferer, officer of Reaves, was not filed within ten days after the event by which the individuals became a reporting person. The initial statements of beneficial ownership of securities for the above referenced individuals have since been filed with the SEC.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of a plurality of votes cast for each Nominee by the holders entitled to vote for a particular Nominee is necessary for the election of a Nominee.  However, for the approval of the existing investment advisory agreement, an affirmative vote of a majority (as defined in the 1940 Act) of votes cast is necessary.

For the purpose of approving the existing advisory agreement and electing Nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election.  Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report dated April 30, 2007.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER PROPOSALS

All proposals by shareholders of the Fund, which are intended to be presented at the Fund’s next Annual Meeting of Shareholders to be held in the first calendar quarter 2008, must be received by the Fund for consideration for inclusion in the Fund’s Proxy Statement and proxy relating to that meeting no later than October 1, 2007. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REAVES UTILITY INCOME FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Edmund J. Burke and Jeremy O. May, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Reaves Utility Income Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Thursday, April 12, 2007 at 10:00 a.m., and at any  adjournments thereof.  The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.  The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR Proposal No. 1 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting.  Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

PLEASE MARK YOUR VOTE WITH AN “X”

To Elect (2) Trustees of the Fund:

Common and Preferred Shares

(1) W. Robert Alexander

For	Withhold
Nominee	Authority

Preferred Shares Only

(1) Robert E. Lee

For All	Withhold
Nominees	For All Except

REAVES UTILITY INCOME FUND

Please be sure to sign and date this proxy.

Signature:	Date:
Co-owner:	Date: